Exhibit 99.11

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                   April, 1998
           Series 1998-05, REMIC Multi-Class Pass-Through Certificates


     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                             $                337,785.66
                                                        ------------------------
        (b)    Interest                              $              2,749,572.64
                                                        ------------------------
        (c)    Total                                 $              3,087,358.30
                                                        ------------------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                             $                292,390.10
                                                        ------------------------
        (b)    Interest                              $              2,413,952.71
                                                        ------------------------
        (c)    Total                                 $              2,706,342.81
                                                        ------------------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                             $                 45,395.56
                                                        ------------------------
        (b)    Interest                              $                335,619.93
                                                        ------------------------
        (c)    Total                                 $                381,015.49
                                                        ------------------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                             $                365,602.40
                                                        ------------------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                             $              4,807,349.78
                                                        ------------------------
        (b)    Interest                              $                 17,640.14
                                                        ------------------------
        (c)    Total                                 $              4,824,989.92
                                                        ------------------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                             $                      0.00
                                                        ------------------------
        (b)    Interest                              $                      0.00
                                                        ------------------------
        (c)    Total                                 $                      0.00
                                                        ------------------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                             $                      0.00
                                                        ------------------------
        (b)    Interest                              $                      0.00
                                                        ------------------------
        (c)    Total                                 $                      0.00
                                                        ------------------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                $                      0.00
                                                        ------------------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                      $                      0.00
                                                        ------------------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                             $                      0.00
                                                        ------------------------
        (b)    Interest                              $                      0.00
                                                        ------------------------
        (c)    Total                                 $                      0.00
                                                        ------------------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                             $                      0.00
                                                        ------------------------
        (b)    Interest                              $                      0.00
                                                        ------------------------
        (c)    Total                                 $                      0.00
                                                        ------------------------

12.     Pool Scheduled Principal Balance:            $            438,396,257.11
                                                         -----------------------

13.     Available Funds:                             $              8,005,787.41
                                                         -----------------------

14.     Realized Losses for prior month:             $                      0.00
                                                         -----------------------

15.     Aggregate Realized Losses:
           (a)   Aggregate Realized Losses:          $                      0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                      0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                      0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                      0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                      0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                      0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                      0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                      0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                      0.00
                                                        ------------------------

16.      Non-Credit Losses:                          $                      0.00
                                                        ------------------------

17.      Compensating Interest Payment:              $                  8,755.93
                                                        ------------------------

18.      Total interest payments:                    $              2,495,049.58
                                                        ------------------------

19.      Interest
                              Unpaid Class
         Accrued Certificate    Interest         Interest
Class         Interest          Shortfalls        Payable        Pay-out Rate
-----         --------          ----------        -------        ------------
R        $           0.56   $         0.00   $           0.56   % 6.720000000
PO       $           0.00   $         0.00   $           0.00   % 0.000000000
A1       $   1,965,938.51   $         0.00   $   1,965,938.51   % 6.749999991
A2       $      71,055.00   $         0.00   $      71,055.00   % 6.750000000
A3       $     239,517.05   $         0.00   $     239,517.05   % 6.749999982
A4       $     118,659.38   $         0.00   $     118,659.38   % 6.750000284
M        $      46,194.07   $         0.00   $      46,194.07   % 6.750000091
B1       $      19,975.82   $         0.00   $      19,975.82   % 6.750001690
B2       $      11,236.39   $         0.00   $      11,236.39   % 6.749998123
B3       $       9,987.91   $         0.00   $       9,987.91   % 6.750001690
B4       $       4,993.95   $         0.00   $       4,993.95   % 6.750002534
B5       $       7,490.94   $         0.00   $       7,490.94   % 6.749999273

20.      Principal Distribution Amount:              $              5,510,737.83
                                                        ------------------------

21.      Principal Distribution Amount per Certificate:

                       Principal Distribution       Accrual Amount
                       ----------------------       --------------
        Class R        $               100.00       $        0.00
        Class PO       $               441.54       $        0.00
        Class A1       $         5,496,688.00       $        0.00
        Class A2       $                 0.00       $        0.00
        Class A3       $                 0.00       $        0.00
        Class A4       $                 0.00       $        0.00
        Class SUP      $                 0.00       $        0.00
        Class M        $             6,247.59       $        0.00
        Class B1       $             2,701.66       $        0.00
        Class B2       $             1,519.68       $        0.00
        Class B3       $             1,350.83       $        0.00
        Class B4       $               675.41       $        0.00
        Class B5       $             1,013.12       $        0.00

22.      Additional  distributions  to  the  Class  R  Certificate  pursuant  to
         the Agreement:                              $                    0.00
                                                        -----------------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:                                      $                    0.00
                                                        -----------------------

24.     Subordinate Certificate Writedown Amount:    $                    0.00
                                                        -----------------------

25.     Unanticipated Recoveries:                    $                    0.00
                                                        -----------------------

B.   Other Amounts for such Distribution Date:

 1.      Prepayment Distribution Triggers satisfied:
                                       Yes         No
                                       ---         --
         Class-B1                       X
         Class-B2                       X
         Class-B3                       X
         Class-B4                       X
         Class-B5                       X

 2.     Base Servicing Fee amount:                   $                 33,432.83
                                                         -----------------------

 3.     Supplemental Servicing Fee amount:           $                193,291.91
                                                         -----------------------

 4.     Credit Losses for prior month:               $                      0.00
                                                         -----------------------

                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:           %       N/A    N/A        N/A       N/A
                                          ------- ------    -------    ------

 6.     Group I Senior Percentage:
                                     %       N/A    N/A        N/A       N/A
                                          ------- ------    -------    ------

 7.     Group II Senior Percentage:
                                     %       N/A    N/A        N/A       N/A
                                          ------- ------    -------    ------

 8.     Senior Prepayment Percentage:
                                     %       N/A    N/A        N/A       N/A
                                          ------- ------    -------    ------

 9.     Group I Senior Prepayment
        Percentage:                  %       N/A    N/A        N/A       N/A
                                          ------- ------    -------    ------

 10.    Group II Senior Prepayment
        Percentage:                  %       N/A    N/A        N/A       N/A
                                          ------- ------    -------    ------

 11.    Junior Percentage:           %       N/A
                                          -------

 12.    Junior Prepayment Percentage:
                                     %       N/A
                                          -------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.



                                            By:  /s/ Karen Pickett
                                            ------------------------------------
                                            Name:    Karen Pickett
                                            Title:   Vice President,
                                                     Investor Operations